Outcomes Focused Innovation Driven January 2022

2 This presentation contains forward-looking statements. In some cases, you can identify forward-looking statements by the words “will,” “expect,” “intend,” “plan,” “objective,” “believe,” “estimate,” “potential,” “continue” and “ongoing,” or the negative of these terms, or other comparable terminology intended to identify statements about the future. These statements are based on management’s current beliefs and expectations. These statements include but are not limited to statements regarding Inhibrx, Inc.’s (the “Company”) business strategy, the Company’s plans to develop and commercialize its product candidates, the safety and efficacy of the Company’s product candidates, the Company’s plans and expected timing with respect to clinical trials and regulatory filings and approvals, and the size and growth potential of the markets for the Company’s product candidates. These statements involve substantial known and unknown risks, uncertainties and other factors that may cause the Company’s actual results, levels of activity, performance or achievements to be materially different from the information expressed or implied by these forward-looking statements. Additional information regarding the Company’s risks and uncertainties are described from time to time in the “Risk Factors” section of our Securities and Exchange Commission filings, including those described in our Annual Report on Form 10-K as well as our Quarterly Reports on Form 10-Q, and supplemented from time to time by our Current Reports on Form 8-K. The Company may not actually achieve the plans, intentions or expectations disclosed in its forward-looking statements, and you should not place undue reliance on the Company’s forward-looking statements. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements the Company makes. The forward-looking statements in this presentation represent the Company’s views as of the date of this presentation. The Company anticipates that subsequent events and developments will cause its views to change. However, while the Company may elect to update these forward-looking statements at some point in the future, the Company has no current intention of doing so except to the extent required by applicable law. You should, therefore, not rely on these forward-looking statements as representing the Company’s views as of any date subsequent to the date of this presentation. The investigational product candidates discussed in this presentation have not been approved or licensed by the U.S. Food and Drug Administration or by any other regulatory authority, and they are not commercially available in any market. This presentation also contains estimates and other statistical data made by independent parties and by the Company relating to market size and growth and other data about its industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. In addition, projections, assumptions, and estimates of the Company’s future performance and the future performance of the markets in which it operates are necessarily subject to a high degree of uncertainty and risk. This presentation shall not constitute an offer to sell or the solicitation of an offer to buy securities. Presentation disclaimer

Four differentiated clinical programs

Rare diseases



INBRX-101

AAT-Fc fusion protein

- Potential for first meaningful advancement for patients in 35 years
- Current market size ~$1.5B in an underserved population
- Interim results show favorable safety and tolerability profile and potential to achieve normal AAT levels with monthly dosing
- Registration study could start in late 2022

Oncology

Cell death pathway



INBRX-109

Tetravalent DR5 agonist

- Single agent activity in chondrosarcoma and mesothelioma
- Potential rapid path to approval in chondrosarcoma, registration study initiated
- First combination cohorts: mesothelioma, pancreatic adenocarcinoma, colorectal cancer and Ewing sarcoma with data in 2H 2022

Immuno-oncology



INBRX-106

Hexavalent OX40 agonist

- Durable partial responses in dose escalation with PD-1
- Durable single agent activity in patients with prior CPI exposure
- Projected $60B+ market opportunity in combination with CPI
- Next data readouts in combination expansion cohorts in late 2022



INBRX-105

PD-L1 x 4-1BB tetravalent conditional agonist

- Potential across all PD-L1 expressing tumors
- 4-1BB agonism is clinically validated
- Strong mechanistic rational for PD-1 combination
- Dose escalation data in combination with PD-1 in Q2 2022

3

4 Why invest in Inhibrx? Backed by solid institutional investor base with substantial internal ownership Four differentiated clinical programs with value-creating readouts in 2022/2023 KEY FINANCIAL HIGHLIGHTS* 38.9M $141.1M 43.1MRobust emerging pre-clinical pipeline Potential to reach financial sustainability with minimal dilution $25M per Qtr Cash Average burn rate Common stock outstanding Fully diluted outstanding *As of 11/9/2021

5 Inhibrx at a glance + Experienced leadership team + Proven innovation and execution VALIDATION FROM INDUSTRY LEADING PARTNERS All platforms and programs developed in-house with strong patent protection Inhibrx’s modular sdAb platform + Ability to precision engineer to specific target biology + Smaller than conventional antibodies + Antibody-like PK profile + Readily manufactured at high yields using standard processes

INBRX-106 Hexavalent OX40 Agonist

7 Hexavalent OX40 agonist OX40 is a co-stimulatory receptor on activated T-cells: + Provides co-stimulation to activated T-cells + Reverses regulatory T-cell induced immune suppression + Enhances T-cell functionality + Additional benefit in combination with PD-1 blockade OX40: sdAb OX40: sdAb OX40: sdAbOX40: sdAb OX40: sdAb OX40: sdAb Fc 129 kDa

8 INBRX-106 is a best-in-class OX40 agonist CANDIDATES VALENCY ISOTYPE LIGAND BLOCKING STATUS INBRX-106 Hex- IgG1 N Ph 1 (2019) MOXR-0916 Bi- IgG1 Y Discontinued GSK-3174998 Discontinued BMS-986178 Ph 1 (2016) INCAGN-1949 Ph 1 (2016) ABBV-368 Ph 1 (HNSCC, 2020) IBI-101 Ph 1 (2018) MEDI-0562 Discontinued PF-04518600 Bi- IgG2 Y Discontinued BGB-A445 Bi- IgG1 N Ph 1 (2020) BAT6026 Bi- IgG1 afucosylated mAb n/a

INBRX-106 Phase 1 in combination with Keytruda™

INBRX-106

PART 3

Dose escalation

Complete

N=21

No pre-screening, all-comers

- Five response evaluable patients with tumor types responsive to immunotherapy in the active dose range:
  - Two durable PRs > 6 months and treatment ongoing (nasopharyngeal carcinoma and uveal melanoma CPI-naïve)
  - One double-digit reduction in tumor volume with duration >4 months and treatment ongoing (CPI-exposed cutaneous melanoma)
- Well-tolerated with mild or moderate immune-related toxicities

PART 4

Dose expansion

Initiated

N=80

CPI refractory

- N=20 PD-L1+NSCLC
- N=20 PD-L1+Basket

CPI naive

- N=10 PD-L1+ melanoma
- N=10 PD-L1+ ocular melanoma
- N=10 PD-L1+ head & neck
- N=10 PD-L1+ nasopharyngeal carcinoma

Late 2022

9

INHIBRX

10 Complete INBRX-106 Phase 1 single agent activity Complete Dose escalation Dose expansion PART 1 + 4/10 response evaluable NSCLC & melanoma patients with duration greater than 6 months (three CPI-exposed patients and one CPI-naïve uveal melanoma patient) + Longest duration to date as of January 4, 2022= 90 weeks and ongoing (NSCLC patient refractory to Keytruda) + Well-tolerated with mild or moderate immune-related toxicities PART 2 0.03 mg/kg in two different dosing schedules in patients with tumor types responsive to CPIs Patients were all-comers

11 Market opportunity The figures on this slide represent market research estimates from Evaluate Pharma *Keytruda™ and Opdivo® go off patent in 2028 $14.4 $7.9 $2.9 $2.0 $1.0 $28.2$27.1 $14.2 $7.4 $4.7 $10.1 $63.5 $0 $10 $20 $30 $40 $50 $60 $70 KEYTRUDA* OPDIVO* TECENTRIQ IMFINZI OTHER TOTAL 2020 Projected 2026 0 5 10 15 20 25 30 Total Other indications SCLC Gastrointestinal adenocarcinoma Head & neck cancers Bladder cancer Renal cell carcinoma Melanoma NSCLC 2020 PD-1/PD-L1 WW Revenue (in $ billions) PD-1/PD-L1 WW Revenue by Indication (in $ billions)

INBRX-101 Recombinant Alpha-1 Antitrypsin Fc-fusion Protein AAT Fc

13 Alpha-1 antitrypsin deficiency (AATD) Disease overview + AATD is an inherited orphan respiratory disease characterized by deficient levels of alpha-1 antitrypsin (AAT) causing loss of lung function and decreased life expectancy + A small percentage of patients also develop liver disease Current standard of care + Plasma-derived AAT (pdAAT) does not maintain patients in the normal AAT range, requires frequent once-weekly IV dosing, and requires plasma collection practices that might not be sustainable AAT Serum levels in patients receiving weekly pdAAT 60 M ea n Se ru m A AT le ve l ( μM ) 40 20 0 0 7 14 21 28 Day Normal AAT serum range (20 - 50 μM) Below normal AAT serum range (<20 μM) Dosing

14 Potential advantages of recombinant AAT Fc-fusion protein INBRX-101 Potential advantages of INBRX-101 Potential to extend the dosing interval from weekly to monthly Goal is to maintain patients in the normal serum range of AAT and to normalize the functional activity of AAT Recombinant manufacturing provides unlimited supply and less pathogen risk

15 THERAPIES Plasma-Derived AAT Aralast Glassia Prolastin-C Zemaira Inhaled AAT Oral Neutrophil Elastase Inhibitor Alvelestat Small Molecule Corrector ZF874 Competitive comparison Applicable to all patients THERAPIES ARO-AAT DCR-A1AT 15%100% Applicable to ~15% of patients with liver issues

16 INBRX-101 - Initial results from Phase 1, Part 1 N=24 Complete N=6 10 mg/kg N=6 40 mg/kg N=6 120 mg/kg N=6 80 mg/kg Single ascending dose escalation (SAD) PART 1 + Favorable safety and tolerability profile with no drug-related SAEs at doses up to and including 120 mg/kg SAD and 80 mg/kg MAD + Dose related increases in maximal and total exposure occurred across entirety of SAD range of 10-120 mg/kg + Revealed potential to achieve normal AAT levels with monthly dosing Key functional AAT levels by dose INBRX-101 single ascending dose (mg/kg) Fu nc tio na l A AT le ve ls (μ M ) 10 40 80 120 20 0 40 60 Baseline AAT Max AAT Day 21 AAT

17 Complete Initiated Remainder of Phase 1, Part 2 expected H1 2022 INBRX-101 - Initial results from Phase 1, Part 2 - 40 mg/kg N=18 * bronchoalveolar lavage N=6 40 mg/kg N=6 80 mg/kg* N=6 120 mg/kg* INBRX-101 Initial Results - 40 mg/kg (Q3W) Initial data from 40 mg/kg predicts a dose of 80-120 mg/kg of INBRX-101 should meet the goal of maintaining normal serum AAT range (> 20 μM) and monthly dosing PART 2 Time (days) Fu nc tio na l A AT le ve ls (μ M ) 0 21 42 63 20 0 30 40 10 Multiple ascending dose escalation (MAD) *Indicates timing of each dose

INBRX-109 Tetravalent DR5 Agonist

19 Tetravalent DR5 agonist + Death receptor 5 (DR5) is a receptor for the tumor necrosis factor-related apoptosis-inducing ligand (TRAIL) + DR5 activation naturally eliminates damaged and neoplastic cells DR5: sdAb DR5: sdAbDR5: sdAb DR5: sdAb 105 kDa Fc: effector function disabled

20 INBRX-109 is a best-in-class DR5 agonist CANDIDATE VALENCY SIZE (KDA) INBRX-109 Tetravalent 105 TAS-266 Tetravalent 60 Eftozanermin alpha (TRAIL-Fc fusion) Hexavalent 167 GEN10292 Dodecavalent 150 ka (2x mAbs) IGM-8444 Decavalent3 ~950 Dulanermin (recombinant TRAIL) Trivalent 150 Tigatuzumab Bivalent 150 LBY-135 Conatumumab Drozitumab Lexatumumab 1. Hepatoxicity – likely ADA hyper-crosslinking 2. Two hexamerizing non-competing mAbs 3. Size and rigidity of IgM may prevent effective clustering of DR5

Fast to market opportunity

INBRX-109

Chondrosarcoma



Incidence rate of ~1 in 200,000 persons per year
~1,400 cases per year
USA
Worldwide

No approved therapeutic for the treatment of chondrosarcoma

PFS from placebo-controlled studies

Therapeutic	IPI-926 (HH)
Control arm	Placebo
Subject number	100 (2:1)
Placebo arm	**PFS 2.9 months**

Therapeutic	Regorafenib
Control arm	Placebo
Subject number	46 (2:1)
Placebo arm	**PFS 2 months**

*The figures on this slide represent market research estimates.

21

INHIBRX

22 Best Response 3mo 4mo 6mo 9mo 12mo SD (-20%) 77wks SD (-11%) 64wks SD (-7%) 62wks PR (-61%) SD (-13%) SD (+3%) PR (-32%) SD (-4%) ** SD (-1%) ► SD (-3%) SD (-20%) ► SD (+5%) SD (+3%) * SD (-5%) * SD (+5%) SD (+7%) PD (+31%) PD (+16%) Pending ► Pending ► Weeks 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31 32 33 34 35 36 37 38 39 40 41 42 43 45 46 47 48 49 50 51 52 53 54 55 Phase 1 data in unresectable or metastatic conventional chondrosarcoma + Data cut point 01-Oct-2021, data from Ph1 INBRX-109 study, study ongoing + Response per RECISTv1.1 per Investigator assessment, data subject to change (e.g., some data raw and not verified) PFS for placebo patients in comparative studies + PR=Partial Response, SD=Stable Disease, PD=Progressive Disease + ► Subject ongoing + *Off-study per subject request (e.g., resection) or **Investigator discretion

23 Endpoints Primary: Progression free survival Secondary: Overall survival, overall response rate, duration of response, disease control rate, quality of life INBRX-109 Phase 2 registration-enabling study design in chondrosarcoma Randomization Conventional chondrosarcoma, grade 2 and 3, unresectable or metastatic Stratification by line of therapy & Grade INBRX-109 Placebo Until PD or toxicity with cross-over *Including interim analysis N=134* N=67 * 3 mg/kg every three weeks H2 2023 Initiated in Q2 2021

24 Best Response 3mo 4mo 6mo 9mo SD (-24%) * SD (-17%) SD (-12%) PR (-100%) SD (-22%) SD (-20%) sd (-12%) SD (-5%) SD (-2%) SD (+9%) SD (+13%) SD (+16%) SD (+1%) * PD PD PD PD (+25%) PD (+33%) PD (+33%) Weeks 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31 32 33 34 35 36 37 38 39 Combination study Mesothelioma with Cis-/Carboplatin & Pemetrexed N=20 + Time on treatment in weeks + Data cut point 24-N0V-2020, data from Ph1 INBRX-109 study, study ongoing, single agent mesothelioma cohort closed + Response per RECISTvi.ior modified RECIST, and per Investigator assessment, data subject to change (e.g., some data raw and not verified) Phase 1 data in malignant pleural mesothelioma, epithelioid subtype Late 2022 PART 3 + Efficacy population (subjects who completed 2 cycles and had at least one tumor assessment, or discontinued early due to PD); three subjects not evaluable for efficacy were excluded + PR=Partial Response, SD=Stable Disease, PD=Progressive Disease + * Off-study per subject or Investigator request

25 Initiated Ongoing FUTURE POTENTIAL OPPORTUNITIES Solid tumors + IAP antagonists Hematologic tumors + Bcl-2 inhibitors NSCLC + various combo agents Gastric and colon cancer + various combo agents Additional sarcoma indications INBRX-109 on the horizon Combination studies Pancreatic adenocarcinoma 2nd line with FOLFIRIN=20 Ewing sarcoma with IrinotecanN=20 PART 3 Colorectal Cancer Initiated N=20 Late 2022

INBRX-105 PD-L1 x 4-1BB Multispecific

PD-L1 x 4-1BB multispecific

INBRX-105


PD-L1: sdAb
PD-L1: sdAb
4-1BB: sdAb
4-1BB: sdAb
Fc Effector Disabled
105 kDa

- Designed to provide spatially-restricted 4-1BB agonism at sites of PD-L1 expression
- Highly expressed on tumor infiltrating immune cells, 4-1BB signaling promotes prolonged T-cell survival memory formation
- Constitutive 4-1BB agonism has achieved anti-tumor responses, but was limited by immune-related toxicities

27

INHIBRX

28 INBRX-105 is a best-in-class 4-1BB agonist CANDIDATE FORMAT 4-1BBL BLOCKING INBRX-105 Bivalent/Bivalent No Gen-1064 Monovalent/Monovalent n/a MCLA-145 Monovalent/Monovalent Yes FS222 Bivalent/Bivalent n/a PRS-343 Bivalent/Bivalent No ND021 Monovalent/Monovalent n/a CANDIDATE IGG SUBCLASS 4-1BBL BLOCKING STATUS Urelumab IgG4 Yes Discontinued Utomilumab IgG2 No Discontinued CTX-471 IgG4 No Phase I ADG106 IgG4 Yes Phase I ATOR-1017 IgG4 Yes Phase I AGEN2373 IgG1 No Phase I LVGN6051 unknown n/a Phase I PD-L1 x 4-1BB Bispecifics Monoclonal 4-1BB Antibodies

INBRX-105 Phase 1 trial design

INBRX-105

PART 1

Single agent dose escalation — Complete

N=32

PART 2

Single agent dose expansion — Ongoing

N=32

Single agent: PD-L1+ Basket

- N=8 PD-L1+NSCLC
- N=8 PD-L1+Melanoma
- N=8 PD-L1+NSCLC
- N=8 PD-L1+Basket

PART 3

Dose escalation with Keytruda™ — Initiated

N=12

No pre-screening, all-comers

Q2 2022

PART 4

Dose expansion with Keytruda™ — Planned

N=80

- N=20 PD-L1+NSCLC
- N=20 Melanoma
- N=20 PD-L1+Basket
- N=20 PD-L1+NSCLC, CPI naïve

H1 2023

Part 1 results:

- 8/18 (44%) at dose levels ≥ 0.1 mg/kg achieved stable disease
- Patients were not pre-screened for PD-L1 positivity
- Longest duration = 41 weeks
- Greatest reduction in tumor volume = 20% (by RECIST v1.1)
- MTD = 1 mg/kg

29

INHIBRX

Molecular Targeted Cytokine (MTC) Platform A Targeted Detuned IL-2 Platform

Affinity differential enables directed IL-2 expansion/enhancement of specific cell types

MTC Platform



sdAb
sdAb
High affinity
Low affinity
Fc – effector function disabled
Proprietary IL2-X

High affinity antibody targeting

INHIBRX has developed sdAbs to an extensive number of antigens

- T-cell or NK cell subsets
- Activating/co-stimulatory receptors
- Inhibitory receptors
- Exhaustion markers

Proprietary IL2-X: affinity detuned cytokine

- Eliminates CD25 binding
- Attenuates CD122 binding
- Targeting allows for potent pinpointed signaling

31

INHIBRX

INBRX-121 NKp46 Targeted Detuned IL-2

33 INBRX-121 expands the NK cell population and enhances cytotoxicity + NKp46 is an NK-specific marker that maintains expression on tumor-infiltrating NK cells + Proprietary IL2-X engineering ensures specific modulation of NK Cells without impacting T-cell subsets (Tcon and Treg) NKp46 sdAb NKp46 sdAb Fc – effector function disabled Proprietary IL2-X

INBRX-121

INBRX-121 is poised to bring NK cells to the forefront of immunotherapy

Improved NK Activity


NK

- Expands NK cell numbers
- Overcomes suppression
- Enhances cytotoxic capacity

Safety with durability


CYTOKINES

- Cytokine release syndrome not caused by NK cells
- Extended exposure drives durability

Multiple paths forward

INBRX-121



Single agent
Activated NK cells exhibit immediate cytotoxicity

INBRX-121



Combination therapy
Enhances the activity of therapeutic antibodies

34

INHIBRX

35 Expands mouse NK cells and enhances their cytotoxic potential 0 2,000 3,000 4,000 5,000 KL RG 1 le ve ls 5,000 10,000 15,000 20,000 Gr an zy m e B le ve ls M ax . f ol d- ch an ge (r el at iv e to v eh ic le ) 0 5 10 20 25 15 NK cells CD8 T cells Tregs CD4+Tcon B cells NK cell cytolytic activityNK cell activationNK cell expansion Vehicle INBRX-121 1,000 0 Vehicle INBRX-121

36 Synergizes with approved therapeutic antibodies INBRX-121 synergizes with Rituxan® in a subcutaneous Raji tumor model resulting in complete tumor regression Dosing Days TREATMENT COMPLETE RESPONSES Rituxan® 0/10 INBRX-121 + Rituxan® 9/10 Raji tumor growth 0 42 Time (days) 0 Tu m or Vo lu m e (m m 3 ) 500 1,000 1,500 2,000 7 14 21 28 35 INBRX-121 + Rituxan INBRX-121 Rituxan Vehicle

INBRX-121 safely expands NK cells in non-human primates

INBRX-121


NK

Expands NK cells in a dose-dependent manner (up to 12-fold) that persists for more than 21 days and can be dosed multiple times safely

Tolerated at all tested doses (up to 30 mg/kg) with no clinical signs of toxicity

NK cell expansion in blood after a single dose of INBRX-121 at 1 mg/kg:


Frequency of lymphocytes
Pre-dose
Day 10
82%
10%
8%
51.5%
7%
41.5%
T-cells
B-cells
NK-cells

INHIBRX

37

38 Expands NK cells from Lymphoma patients NK cells from Lymphoma patients express NKp46 at levels similar or above that of healthy donors Patient NK cells respond to stimulation with INBRX-121 by upregulating pSTAT5 and show an increased proliferative potential - + Healthy Donor 0 20 40 % p ST AT 5 po sit iv e - + FL - + MCL % K i6 7 po sit iv e 60 IL-2 signaling in patient NK cells Patient NK cell proliferation - + DLBCL 0 20 40 60 - + Healthy Donor - + FL - + MCL - + DLBCL - +: 1 nM INBRX-121 DLBCL: Diffuse large B-cell Lymphoma MCL: Mantle cell Lymphoma FL: Follicular Lymphoma INBRX-121 INBRX-121

39 Expands the number of NK cells while enhancing their individual cytotoxic capacities INBRX-121 increases NK cell-mediated killing of Raji cells in the presence of a Rituximab sequence analog (Anti-hCD20- hIgG1). Raji cell killing after INBRX-121 pre-incubation Effector: target ratio 0 % Ta rge t c ell de ath 40 80 100 120 2.5:1 5:1 10:1 20:1 40:1 Anti-hCD20-hlgG1 + INBRX-121 Anti-hCD20-hlgG1 only 60 20

Near term expected clinical milestones

H1 2022

INBRX-105

(PD-L1 x 41BB) Keytruda dose escalation data

INBRX-101

(AAT) Additional Phase 1 data

H2 2022

INBRX-106

(OX40) / Keytruda dose expansion cohort data

INBRX-101

(AAT) Potential start to registration study

INBRX-109

(DR5) Initial mesothelioma, Ewing sarcoma, pancreatic, and colorectal combination study data

H1 2023

INBRX-105

(PD-L1 x 41BB) Keytruda dose expansion cohort data

INBRX-121

(IL-2) IND filing

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11025 N. Torrey Pines Rd Ste 200 La Jolla, CA 92037 www.inhibrx.com